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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                December 20, 2000
                                -----------------
                Date of Report (date of earliest event reported)


                              Station Casinos, Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)


           Nevada                   000-21640                  88-0136443
           ------                   ---------                  ----------
      (State or other            (Commission file             (IRS employer
jurisdiction of incorporation)        number)             identification number)


                    2411 West Sahara Avenue
                       Las Vegas, Nevada                    89102
                      ------------------                    -----
         (Address of principal executive offices)         (Zip code)


                                 (702) 367-2411
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On December 20, 2000, Kansas City Station Corporation and St. Charles Riverfront Station, Inc. (the "Sellers"), both wholly owned subsidiaries of Station Casinos, Inc. (the "Company"), sold substantially all of the assets of Station Casino Kansas City and Station Casino St. Charles, respectively, for an aggregate purchase price of approximately $488 million to Ameristar Casino Kansas City, Inc. and Ameristar Casino St. Charles, Inc., respectively, both wholly owned subsidiaries of Ameristar Casinos, Inc.

     The sales were consummated pursuant to (i) that certain Asset Purchase Agreement dated as of October 17, 2000, by and among the Company, St. Charles Riverfront Station, Inc., Ameristar Casinos, Inc. and Ameristar Casino St. Charles, Inc. and (ii) that certain Asset Purchase Agreement dated as of October 17, 2000, by and among the Company, Kansas City Station Corporation, Ameristar Casinos, Inc. and Ameristar Casino Kansas City, Inc.

                  The purchase price was paid in cash and the amount was determined through arms-length negotiations between the Company and Ameristar Casinos, Inc.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Not applicable

                  (b)      PRO FORMA FINANCIAL INFORMATION.

                  The required pro forma financial information relating to the Registrant's disposition of Station Casino Kansas City and Station Casino St. Charles for the nine months ended September 30, 2000 and the twelve months ended December 31, 1999 is attached hereto as an exhibit.

                  (c)      EXHIBITS.

                  A list of exhibits included as a part of this report is set forth in the Exhibit Index which immediately precedes such exhibits and is hereby incorporated by reference herein.


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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                STATION CASINOS, INC.



Date:    January 4, 2001                    /s/ GLENN C. CHRISTENSON
         ---------------                    -------------------------------
                                                Glenn C. Christenson
                                                Executive Vice President
                                                and Chief Financial Officer


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                                  EXHIBIT INDEX

10.54 Asset Purchase Agreement dated as of October 17, 2000, by and among the Company, St. Charles Riverfront Station, Inc., Ameristar Casinos, Inc. and Ameristar Casino St. Charles, Inc.

10.55 Asset Purchase Agreement dated as of October 17, 2000, by and among the Company, Kansas City Station Corporation, Ameristar Casinos, Inc. and Ameristar Casino Kansas City, Inc.

99.1     Press Release, dated December 20, 2000.

99.2     Pro Forma Financial Information